Exhibit 99.4

SUSSER HOLDINGS CORPORATION

TEAM MEMBER QUESTIONS AND ANSWERS

The following Q&A will be made available to Susser Team Members on the PeopleSoft Portal. Follow-up written questions submitted by Susser Team Members will be answered as appropriate, with the question and response posted with this list of questions.

Q:	Why did the company make this decision?

•	As a public company, our board has a fiduciary duty to consider all serious offers and has made the determination that the price offered by ETP is in the best interest of our shareholders. Also, this transaction allows our team to leverage our great human capital, IT systems and processes with the addition of over 500 retail stores and nearly 4,500 wholesale locations currently supplied by Sunoco.

Q:	Why is this combination good for Susser and its employees?

•	Ultimately as a stronger company, we can create new and different opportunities for our employees. We also will have ownership of a great fuel brand, Sunoco, with a strong history and economies of scale. In short, this is the right combination at the right time.

Q:	Who is Energy Transfer Partners (“ETP”)?

•	ETP, based in Dallas, Texas, is a publically traded master limited partnership owning and operating one of the largest and most diversified portfolios of energy assets in the United States. ETP’s Chairman and Founder, Kelcy Warren, has known Sam J. Susser since the 1980’s.

•	In addition to owning many significant pipelines and other companies, ETP owns 100% of Sunoco, Inc. Publically traded affiliates include Energy Transfer Equity, L.P., Regency Energy Partners L.P. and Sunoco Logistics Partners L.P.

•	ETP has a market capitalization of approximately $18 billion and maintains an investment grade credit rating which means it is a very large, profitable and strong company.

Q:	Who is Sunoco, Inc. (“Sunoco”)?

•	Sunoco, based in Philadelphia, PA, operates approximately 515 retail stores, delivers fuel to 1,100 dealers and supplies fuel to distributors for delivery to another 3,500 sites.

•	Sunoco operates under the Sunoco brand and distributes Sunoco branded fuel.

•	Sunoco distributes fuel in all states east of the Mississippi.

Q:	Will this announcement have an immediate impact on the day-to-day operations?

•	No, it remains business as usual until this transaction receives shareholder and regulatory approval and is completed. Until we complete this transaction, we must continue to remain focused on the business.

Q:	How will the combined companies be integrated?

•	Over the next few months, we’ll work with ETP and Sunoco to carefully plan the integration of the two companies. There are many decisions that we have to make, and an integration team, led by Sunoco’s CEO, Robert Owens, and Susser’s CEO, Sam L. Susser, will guide the process.

•	While the planning of the integration begins now, we won’t start the actual integration until we have closed the transaction.

•	We anticipate closing the transaction in the third quarter of this calendar year after all of the regulatory and shareholder approvals are received.

Q:	Where will headquarters be?

•	The support center for the combined retail company will be in Corpus Christi. The headquarters for SUSP will remain in Houston, Texas.

Q:	What will happen to Susser’s employees? Will there be headcount reductions?

•	First, we see strength and scale of the new combined company as compelling for all of our stakeholders, including employees.

•	As with any blending of two large organizations, some positions will be eliminated in the process, and it will take time for us to understand how the new company will be structured. We want to build the best team in our industry. At this time, no decisions have been made to eliminate any particular position at any location.

•	While it’s premature to discuss specifics now, a key priority for us is to continue to treat people with respect, especially those whose jobs are eliminated, and make them aware in a timely manner of changes throughout the transition.

Q:	Is the senior leadership team at Susser going to change?

•	ETP is acquiring Susser to gain access to great people, systems, stores and customers. Therefore, we expect all of the Susser leadership team to maintain key roles in the larger combined enterprise. Sunoco, Inc. has many talented and experienced leaders with deep expertise and knowledge in critical areas such as brand development, fuel supply and trading and proprietary credit card management. We will also need the support of the Sunoco leadership team to help the combined company achieve its potential in the coming years.

•	Bob Owens, President and Chief Executive Officer of Sunoco, Inc. will serve as the President and CEO of the combined businesses. Sam L. Susser will continue as Chairman of SUSP.

Q:	Will we continue to use the Stripes and Laredo Taco Company brands?

•	Yes.

Q:	Are we going to continue to build new stores, acquire new tracts of land and compete for acquisitions?

•	Yes. The company will continue executing its 2014 Business Plan and continue to build the pipeline for growth in 2015 and 2016.

Q:	What are the steps and timing for completing the merger? What happens until then?

•	We must receive regulatory and shareholder approvals before we can complete the merger and that will take several months.

•	While we begin the structured process to plan for the integration, we will operate as normal and continue to provide fast, fun and friendly service, and delicious food and beverages.

•	Along the way, we’ll give you updates and keep you informed about progress.

Q:	Will Susser Holdings continue to be a publicly traded corporation?

•	At closing, ETP will become the owner of all outstanding shares of SUSS and SUSS will become a wholly-owned subsidiary of ETP. SUSS will no longer be a publicly traded corporation. SUSP will remain as a publicly traded master limited partnership.

Benefits and Compensation

Q.	Will our wage rates or salaries change because of the transaction?

•	No, we do not expect anybody’s wage rate or salary levels to change. The contract for the transaction specifically prohibits base salary decreases for at least one year after the transaction closes.

Q.	What will happen to my bonus opportunities for 2014?

•	We expect to payout bonus “at plan” on a prorata basis through the closing date. Bonus payments will be made approximately 90 days after the closing occurs. The combined company will be different and will need to adopt a new bonus plan for the balance of 2014 and future years.

Q:	Will our health and vacation benefits change?

•	We don’t expect any changes in the short-term.

•	After year-end, as in every year, we’ll be making modifications to the benefits structure for the combined companies. We’ll keep you informed as we know more detail about these plans.

•	Both ETP and Susser are committed to providing a competitive compensation and benefits package that will allow us to attract and retain the exceptional talent needed to successfully drive the combined company forward.

Q:	If I am a participant in Susser’s equity incentive plans, what happens to my stock and/or my options?

•	All awards that were granted prior to the execution of the merger agreement (except as provided below) which have not vested at closing, will vest at closing (assuming satisfaction of any applicable performance criteria at 100% of target level) and be converted into the right to receive cash less applicable withholding taxes.

•	Awards granted in 2014 prior to signing the merger agreement which are designated as Long Term Incentive Plan awards, will be converted at closing to common units in ETP (assuming satisfaction of performance criteria at 100% of target level). These ETP units will vest at January 2, 2015 (with acceleration for “without cause” terminations before that date).

Q:	Can I sell my stock between the announcement and the close?

•	Generally speaking, the pending merger will not affect employees’ ability to sell their stock. You will continue to be subject to our general policies regarding insider trading and blackout dates.

Q:	If I have money saved in our 401(k) plan, what happens to my savings? What if I participate in the non-qualified savings plan?

•	Your money in your 401(k) plan will remain in the account and will continue to be invested as self directed. ETP may ask that we “terminate” the plan before closing; in that event, all accounts will be fully vested and you can choose to “roll over” your account on a tax-deferred basis to the ETP 401(k) plan or an IRA. We do not currently expect any changes to the Non-Qualified Deferred Compensation Plan.

Q:	What severance packages will be provided to people whose positions are eliminated?

•	Our Board of Directors has adopted an Employee Severance Protection Plan to provide payments to employees who meet eligibility requirements in the event of loss of employment following a change of control. All full time non store employees are covered by this plan and, if terminated by the Company without cause within 24 months following the completion of the transaction, will receive certain payments and benefits following termination including between 13 and 78 weeks of base pay, depending on years of service and level of seniority. This plan does not provide benefits for any employees who leave prior to completion of the transaction.”

•	That said, although there will be changes, we expect the number of people working in our Corpus Christi and Houston support centers to increase to meet the needs of a rapidly growing company in the next 2-3 years.

Q:	What happens if I am a participant in the Employee Stock Purchase Plan?

•	Immediately prior to closing, the Employee Stock Purchase Plan will be terminated. SUSS shares that have already been purchased will be acquired for the merger consideration.

•	If you are currently a participant, you may continue your enrollment in the Plan until closing. No new participants may enroll.

Next Steps

Q:	Where should I place my focus?

•	We must all focus on three things – the business (serving our customers well, striving to meet our goals), teamwork (working together to make the merger successful), and respect (for each other, ideas, processes, feelings and the potential we have together).

Q:	Should I contact my counterpart at Sunoco and start to plan the transition?

•	No. We must operate as separate companies until the transaction is approved and closes.

•	You will be given instructions specific to the integration process, but until then, operate as you do now.

Q:	What are we telling our suppliers and our vendor partners?

•	Please refer our business partners to the joint press release issued by ETP and Susser this morning.

•	One of the advantages of this combination is the scale and buying power of the new organization.

•	We are telling our business partners about these and other aspects of the merger. We are pledging to keep business partners informed, and that the best thing they can do now is to stay focused on delivering the best value and quality to Susser.

Q:	Whom may I contact if I have additional questions?

•	Talk to your manager and check out the PeopleSoft Portal for updates. We won’t know the answers to some questions now, but we will do our best to keep you informed and updated as the integration plans are developed.

Q:	What if I’m approached by the news media asking for comments?

•	So that we speak with one voice, please refer any media inquiries to E. V. “Chip” Bonner, Jr. and Mary E. Sullivan.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which may include expressions of management’s expectations, beliefs or goals, including regarding the proposed transaction between Energy Transfer Partners, L.P. (“ETP”) and the Company, the expected timing of that transaction and the future financial and/or operating impact of that transaction—including the anticipated integration process and any related benefits, opportunities or synergies. These statements are based on current expectations, estimates and projections and are subject to a number of transaction-related risks and uncertainties that could cause actual results and events to vary materially from management expectations, including but not limited to the parties’ ability to consummate the proposed transaction, the ability to obtain requisite regulatory or shareholder approvals, or to satisfy other conditions precedent to the consummation of the transaction, successful development and execution of integration plans, ability to realize anticipated synergies or cost-savings and the potential impact of the transaction on employee, supplier, customer and competitor relationships. Additionally, these statements may be subject to the ordinary risks and uncertainties that accompany our business, including competitive pressures from convenience stores, gasoline stations, other non-traditional retailers located in our markets and other wholesale fuel distributors; dangers inherent in storing and transporting motor fuel; pending or future consumer or other litigation or adverse publicity concerning food quality, food safety or other health concerns related to our restaurant facilities; inability to build or acquire and successfully integrate new stores; volatility in crude oil and wholesale petroleum costs; increasing consumer preferences for alternative motor fuels, or improvements in fuel efficiency; general economic, financial and political conditions; our dependence on our subsidiaries for cash flow generation, including SUSP, and our exposure to the business risks of SUSP by virtue of our controlling ownership interest; operational limitations imposed by our contractual arrangements with SUSP; our ability to comply with federal and state regulations including those related to alcohol, tobacco and environmental matters; wholesale cost increases of tobacco products or future legislation or campaigns to discourage smoking; costs associated with employee healthcare requirements; compliance with, or changes in, tax laws-including those impacting the tax treatment of SUSP; dependence on two principal suppliers for merchandise; dependence on suppliers for credit terms; seasonality; dependence on senior management and the ability to attract qualified employees; acts of war and terrorism; dependence on our information technology systems; severe weather; cross-border risks associated with the concentration of our stores in markets bordering Mexico; impairment of goodwill or indefinite lived assets; and other unforeseen factors. For a full discussion of these and other risks and uncertainties, refer to the “Risk Factors” section of the Company’s most recent annual report on Form 10-K and subsequent quarterly filings. These forward-looking statements are based on and include our estimates as of the date hereof. Subsequent events and market developments could cause our estimates to change. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if new information becomes available, except as may be required by applicable law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Energy Transfer Partners, L.P. (“ETP”) or Susser Holdings Corporation (“Susser”). This communication relates to a proposed merger between ETP and Susser that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed merger and the attendant benefits and risk. This communication is not a substitute for the joint proxy statement/prospectus or any other document that ETP or Susser may file with the SEC or send to their shareholders in connection with the proposed merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, INCLUDING THE JOINT PROXY

STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ETP, SUSSER AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement including the proxy statement/prospectus (when they become available) may be obtained free of charge by accessing ETP’s website at www.energytransfer.com by clicking on the “Investor Relations” link, or upon written request to Energy Transfer Partners, L.P., 3738 Oak Lawn Ave., Dallas, TX 75219, Attention: Investor Relations, or from Susser by accessing Susser’s website at www.susser.com or upon written request to Susser Holdings Corporation, 4525 Ayers St., Corpus Christi, TX, 78415, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by ETP or Susser with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

ETP, Susser, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transaction under the rules of the SEC. Information regarding ETP’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 27, 2014. Information regarding Susser’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 27, 2014, and in its definitive proxy statement filed with the SEC on April 14, 2014 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.